SCHEDULE 14A INFORMATION
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement           [ ]  Confidential, For Use of the
[X]  Definitive Proxy Statement                 Commission Only (as permitted
[ ]  Definitive Additional Materials            by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12


                             ADVISORS SERIES TRUST
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies:

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2)   Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)   Proposed maximum aggregate value of transaction:

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5)   Total fee paid:

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[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1)   Amount previously paid:
                                ------------------------------------------
    2)   Form, Schedule or Registration Statement No.:
                                                      --------------------
    3)   Filing Party:
                      ----------------------------------------------------
    4)   Date Filed:
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
                              ADVISORS SERIES TRUST
                                   UNITY FUND
                       4455 E. CAMELBACK ROAD, SUITE 261E
                                PHOENIX, AZ 85018

                            NOTICE OF SPECIAL MEETING
                            TO BE HELD JULY 20, 2001

     To the shareholders of Unity Fund ( "Unity Fund" or the "Fund"), a series of Advisors Series Trust (the "Trust"), for a Special Meeting of the Fund to be held on July 20, 2001:

     Notice is hereby given that a Special Meeting (the "Meeting") of shareholders of the Fund, will be held on July 20, 2001 , at 4:00 p.m., Central Daylight Savings Time, at the offices of the Trust, 4455 E. Camelback Road, Suite 261E, Phoenix, AZ 85018. At the Meeting, you and the other shareholders of the Fund will be asked to consider and vote:

     1. To approve the merger of the Fund into the Edgar Lomax Value Fund series of the Trust.

     2. To transact such other business as may properly come before the Meeting or any adjournments thereof.

     Shareholders of record at the close of business on May 25, 2001 are entitled to notice of, and to vote at, the Meeting. Please read the accompanying Proxy Statement. Regardless of whether you plan to attend the Meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY CARD so that a quorum will be present and a maximum number of shares may be voted. You may change your vote at any time by notifying the undersigned or at the Meeting.

                               By Order of the Board of Trustees

                               Connie Hart, Secretary

Phoenix, AZ
June 11, 2001

                              ADVISORS SERIES TRUST
                                   UNITY FUND
                       4455 E. CAMELBACK ROAD, SUITE 261E
                                PHOENIX, AZ 85018

                                 PROXY STATEMENT

     To the shareholders of Unity Fund ( "Unity Fund" or the "Fund"), a series of Advisors Series Trust (the "Trust"), an open-end management investment company, for a Special Meeting of shareholders of the Fund to be held on July 20, 2001.

     This Proxy Statement is furnished by the Trust to the shareholders of the Unity Fund on behalf of the Trust's Board of Trustees in connection with the Unity Fund's solicitation of shareholders' proxies for use at a Special Meeting of Shareholders of the Fund (the "Meeting") to be held on July 20, 2001, Central Daylight Savings Time, at the offices of the Trust, for the purposes set forth below and in the accompanying Notice of Special Meeting. The approximate mailing date of this Proxy Statement is June 11, 2001. At the Meeting, the shareholders of the Fund will be asked:

     1. To approve the merger of the Fund into the Edgar Lomax Value Fund series of the Trust.

     2. To transact such other business as may properly come before the Meeting or any adjournments thereof.

     Shareholders of the Fund at the close of business on May 25, 2001 will be entitled to be present and vote at the Meeting. As of that date, there were 64,745.024 shares of the Fund outstanding and entitled to vote, representing total net assets of approximately $617,408.

PROPOSAL NO. 1: APPROVAL OF THE MERGER OF THE UNITY FUND INTO THE EDGAR LOMAX VALUE FUND SERIES OF THE TRUST.

BACKGROUND

     Liberty Bank & Trust Company ("Liberty") has provided banking services to the greater New Orleans community since 1972. The Edgar Lomax Company ("Lomax") has provided investment advice to private clients, institutional accounts and (more recently) mutual funds since 1986. Currently Lomax provides investment management services to individuals and institutions with assets of approximately $1.5 billion.

     In 1997, Lomax began a mutual fund (the Edgar Lomax Value Fund or "Lomax Fund") that reflected Lomax's classic value style of investing. Approximately 6 months later, Liberty and Lomax teamed up to offer a similar fund (the Unity
Fund) under Liberty's direct sponsorship. Both funds are offered through the Advisors Series Trust group and distributed by First Fund Distributors, Inc. Lomax has acted as the portfolio advisor, managing the investments of the Unity Fund in the role of "sub-advisor," since the Unity Fund's inception. And the portfolios of both the Lomax Fund and the Unity Fund have been consistently invested following the Lomax value investing principles.

     From the Unity Fund's inception, Liberty has been subsidizing the Fund by limiting the Fund's fees and operating expenses. Liberty has waived all of its fees and/or absorbed expenses of the Unity Fund to ensure that the Fund's total annual operating expenses stay below 2.10% of the Fund's average annual net assets. This subsidization has meant that (as of the date of this proxy statement) Liberty not only has not received any advisory fees since the Fund's inception, but has paid a total of $236,480 toward Fund operating expenses out of Liberty's own separate resources.

     Liberty has been willing to provide this subsidization to the Fund because Liberty hoped that the Unity Fund would become popular and its size would grow to a point that would make it profitable. But the Fund has not grown as Liberty hoped. Despite significant efforts to market the Unity Fund, total assets of the Fund as of May 1, 2001 were less than $1 million. Liberty now believes that it is unlikely that the Fund will grow to a size sufficient to be economically viable and that continued waiver of advisory fees and subsidization of Fund operating expenses is no longer consistent with prudent business practices on its part as a community bank. After exploring various alternatives, Liberty has decided that it makes the most sense to merge the Unity Fund portfolio into the larger, and virtually identical, Lomax Fund managed by Lomax under Lomax's own name. Liberty and Lomax have reached an agreement in principle for such a merger. The Board of Trustees has approved the merger proposal, doing so at a meeting held in person on March 16, 2001, and has authorized a proxy solicitation to shareholders of the Unity Fund for the approval of the merger. An important benefit of this merger is the cost savings to Unity fund shareholders. The Lomax Fund, which is a larger mutual fund, operates with total costs of only 1.23% annually.

THE PROPOSED TRANSACTION

     The Board of Trustees has approved a proposal whereby the Unity Fund will be merged into the Lomax Fund, and Fund shareholders will receive shares of the Lomax Fund with a value equal to that of their Fund shares on the date the merger transaction takes place. It is expected that there will be no tax consequences to shareholders as a result of the transaction. A description of the Lomax Fund, a description and comparative information regarding fees and operating expenses as a result of the proposed transaction, terms of the advisory agreements, legal matters and the Trustees' considerations in approving the proposed transaction are set forth below.

THE LOMAX FUND

     Like the Unity Fund, the Lomax Fund is a separate series of the Trust. Its investment objective is the same as that of the Fund, I.E., growth of capital and income, and it utilizes the same investment policies and strategies. The advisor to the Lomax Fund, The Edgar Lomax Company, is the sub-advisor to the Unity Fund, and the same person, Mr. Randall Eley, is principally responsible for the day-to-day management of each Fund's current portfolio.

     At May 1, 2001, assets of the Lomax Fund were $5.6 million. Average annual total returns for the Lomax Fund are as follows.

                                                       S&P           S&P/Barra
                                      Lomax Fund    500 Index*     Value Index**
                                      ----------    ----------     -------------
On year ended
March 31, 2001                          11.76%       -21.68%          -1.07%

Inception on December 12, 1997
through March 31, 2001                   6.06%         7.49%           8.42%

January 1, 2001 through
April 30, 2001                           0.87%        -4.98%          -0.19%

----------
* The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.
** The S&P/Barra Value Index is an unmanaged capitalization-weighted index that contains approximately 50% of the stocks in the S&P 500 with lower price-to-book ratios.

     Shareholders should be aware that past performance is not a guarantee of future returns and that share price and returns will fluctuate, so that you may have a gain or loss when you redeem shares.

     Current performance information is available on the Lomax Fund's website, www.edgarlomax.cihost.com.

DIFFERENCES IN THE FUNDS' ADVISORY AND DISTRIBUTION FEE RATES.

     The advisory fee rate applicable to the Unity Fund under its investment advisory contract with Liberty has been 0.85% of average annual net assets. The advisory fee rate under the Lomax Fund's investment advisory contract with Lomax is 1.00% of average annual net assets.

     However, the Unity Fund also charges a distribution fee or asset-based sales charge ("Rule 12b-1" charge) of 0.50% of Fund assets annually, together with a shareholder service charge of 0.25% annually. Thus the total non-operating expenses of the Unity Fund are 1.65% of the Fund's average annual net assets. The Lomax Fund is a no-load fund with no front-end, deferred or asset-based sales charges. Thus, if Fund shareholders approve the proposed transaction, THEIR ASSETS WILL NO LONGER BE SUBJECT TO ANY ASSET-BASED DISTRIBUTION CHARGES OR SHAREHOLDER SERVICE FEES, AND THEIR TOTAL FEES WILL BE LOWER.

DIFFERENCES IN THE FUNDS' EXPENSE LIMITATION AGREEMENTS

     Liberty had contractually agreed for an indefinite period to reduce its fees and absorb expenses of the Unity Fund to ensure that total annual operating expenses would not exceed 2.10% of average net assets annually. Lomax has contractually agreed for an indefinite period to reduce its fees and absorb expenses of the Lomax Fund to ensure that total annual operating expenses do not exceed 1.23% of average net assets annually. Thus, if Fund shareholders approve the proposed transaction, THE LIMIT ON OPERATING EXPENSES ASSOCIATED WITH THEIR INVESTMENT WILL BE REDUCED BY 0.87%.

FEE TABLES

     The following table summarizes the costs of investing in the Unity Fund, based on expenses incurred in the most recent fiscal year, and in the Lomax Fund, based on estimated expenses for the current fiscal year.

                            ANNUAL OPERATING EXPENSES

                                                                      Lomax Fund
                                                    Unity Fund       (pro forma)
                                                    ----------       -----------
SHAREHOLDER FEES
(fees paid directly from your investment)
  Maximum Sales Load                                  3.50%              None

ANNUAL FUND OPERATING EXPENSES*
(expenses that are deducted from
Fund assets)
  Investment Advisory Fee                             0.85%              1.00%
  Distribution Fee                                    0.50%              None
  Shareholder Services Fee                            0.25%              None
  Other Expenses                                      3.76%              2.59%
  Expense reimbursements                             (3.26%)            (2.36%)
  Total Annual Fund Operating Expenses                2.10%              1.23%

----------
* Liberty had contractually agreed for an indefinite period to reduce its fees and absorb expenses of the Unity Fund to ensure that total annual operating expenses would not exceed 2.10% of average net assets annually. Lomax has contractually agreed for an indefinite period to reduce its fees and absorb expenses of the Lomax Fund to ensure that total annual operating expenses do not exceed 1.23% of average net assets annually. Thus, if Fund shareholders approve the proposed transaction, the limit on operating expenses with respect to the Lomax Fund would not exceed 1.23% of average daily net assets. Lomax may be reimbursed for any waiver of its fees or expenses paid on behalf of the Lomax Fund if the Lomax Fund's expenses are less than the limit agreed to by the Lomax Fund. The Trustees may waive this expense reimbursement arrangement at any time.

     EXPENSE EXAMPLE

     This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and the changes specified above. This example is for comparison purposes only. It does not necessarily represent a Fund's actual expenses or returns.


Fund                            1 Year      3 Years      5 Years     10 Years
----                            ------      -------      -------     --------

Unity Fund                       $213        $658        $1,129       $2,431
Lomax Fund (pro forma)           $125        $390        $  676       $1,489

DIFFERENCES IN ADVISORY AGREEMENTS

     Except for effective and termination dates, and the fee rates discussed above, the terms of the investment advisory agreement between the Lomax Fund and its advisor Lomax are identical in all respects to the terms of the existing advisory agreement between the Unity Fund and Liberty. A copy of the investment advisory agreement between the Lomax Fund and Lomax is set forth as Exhibit A. The description that follows of the Lomax Fund agreement applies equally to the Unity Fund advisory agreement.

     Under the investment advisory agreement applicable to the Lomax Fund, Lomax will continue to provide investment advisory services to the Lomax Fund, including deciding what securities will be purchased and sold by the Lomax Fund, when such purchases and sales are to be made, and arranging for such purchases and sales, all in accordance with the provisions of the Investment Company Act of 1940, as amended (the "Investment Company Act"), and any rules or regulations thereunder; any other applicable provisions of law; the provisions of the Agreement and Declaration of Trust and By-Laws of the Trust, as amended from time to time; any policies and determinations of the Board of Trustees; and the fundamental policies of the Trust relating to the Lomax Fund, as reflected in the Trust's Registration Statement under the Investment Company Act, as such Registration Statement is amended from time to time.

     As compensation for its services to the Lomax Fund under the investment advisory agreement, Lomax is entitled to receive from the Lomax Fund a monthly fee at the annual rate of 1.00% of the Fund's average daily net assets.

     The investment advisory agreement for the Lomax Fund was most recently approved by the Board of Trustees on December 8, 2000, and will continue in effect for successive annual periods, provided its continuance is specifically approved at least annually by (1) a majority vote, cast in person at a meeting called for that purpose, of the Trust's Board of Trustees or (2) a vote of the holders of a majority of the outstanding voting securities (as defined in the Investment Company Act) of the Lomax Fund, and (3) in either event, by a majority of the Trustees who are not parties to the advisory agreement or interested persons of the Trust or of any such party (the "Disinterested" or "Independent" Trustees).

     The investment advisory agreement generally provides that it may be terminated by the Trust or Lomax at any time, without penalty, by giving the other party 60 days' written notice.

     Lomax provides, at its expense, office space, facilities and equipment for carrying out its duties under the investment advisory agreement. All other expenses incurred in the operation of the Lomax Fund are borne by the Lomax Fund. Lomax Fund expenses include legal and auditing fees, fees and expenses of the advisor, custodian, accounting services and third-party shareholder servicing agents, Trustees' fees, the cost of communicating with shareholders and registration fees, as well as its other operating expenses.

     The investment advisory agreement provides that Lomax shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security whether the purchase, sale or retention has been based on its own investigation and research or upon investigation and research made by any other individual, firm or corporation, if the purchase, sale or retention has been made and the other individual, firm or corporation has been selected in good faith. The investment advisory agreement, however, provides that nothing contained in the agreement shall be construed to protect Lomax against any liability to the Trust or its security holders by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under the investment advisory agreement. Additionally, the investment advisory agreement provides that the federal securities laws impose liabilities under certain circumstances on persons who act in good faith, and therefore nothing in the investment advisory agreement shall in any way constitute a waiver or limitation of any rights which the Lomax Fund's shareholders may have under any federal securities laws. The investment advisory agreement provides that the Trust may indemnify Lomax to the full extent permitted by the Trust's Declaration of Trust and applicable law.

LEGAL REQUIREMENTS UNDER THE INVESTMENT COMPANY ACT

     Section 15(f) of the Investment Company Act imposes special safeguards when an investment advisor turns over its sponsorship of a fund to another investment advisor and receives some form of payment in the process.(1) First, no "unfair burden" may be imposed on the fund or shareholders as a result of the transaction. Liberty and Lomax have both agreed to use their best efforts to ensure that the transaction will not cause the imposition of an unfair burden, as that term is defined in Section 15(f) of the Investment Company Act, on the Unity Fund or the Unity Fund shareholders.(2)

----------
(1) If the transaction is approved, Lomax has agreed to pay Liberty a small percentage of Lomax's advisory fee on Lomax Fund assets attributable to Unity Fund shareholders.
(2) The term "unfair burden," as defined in the Investment Company Act, includes any arrangement during the two-year period after the change in control whereby the investment advisor (or predecessor or successor advisor), or any interested person of any such advisor, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than fees for bona fide principal underwriting services).

     In addition, during the three-year period immediately following the transaction, at least 75% of the Trust's Trustees must be Independent Trustees. Currently, the Board of Trustees of the Trust meets this 75% requirement.

TRUSTEES' CONSIDERATION

     The proposed transaction was approved by the Board of Trustees of the Trust, including a majority of the Independent Trustees, at a meeting held on March 16, 2001.

     The Board of Trustees of the Trust was presented with information demonstrating that the terms of the transaction are fair to, and in the best interests of, the Trust, the Unity Fund and the shareholders of the Unity Fund. In considering the proposed transaction, the Trustees had before them information to evaluate the experience of Lomax's key personnel in portfolio management, the quality of services Lomax is expected to continue to provide to the Fund, the compensation that Lomax would receive, and the compensation proposed to be paid by Lomax to Unity. The Trustees gave equal consideration to all factors deemed to be relevant to the Fund, including, but not limited to the following: (1) the fact that the proposed transaction is not expected to affect the manner in which the Fund is advised, given that Lomax, as sub-advisor, has been substantially responsible for day-to-day management of the Unity Fund from its inception and can thus provide continuity of management; (2) the fees and operating expenses to be borne by the Unity Fund's shareholders will be reduced if the proposed transaction is approved, even with an increase in the rate of advisory fee from 0.85% to 1.00% annually, and the merger should actually result in a substantial reduction in fund operating expenses as a result of the commitment by Lomax to limit expenses to an amount significantly less than the current limitation;(3) the likelihood that unless the transaction is approved, the Unity Fund will have to be liquidated and its assets distributed to shareholders, with immediate tax consequences to shareholders receiving a liquidation distribution; (4) the potential benefit of the transaction to Unity Fund shareholders through a continued investment in accordance with their investment objectives at an anticipated lower expense ratio; (5) the favorable history, reputation, qualification and background of Lomax, as well as the qualifications of their personnel and financial condition; (6) the Lomax Fund's overall investment performance record; and (7) other factors deemed relevant.

     Lomax has advised the Board of Trustees that it expects that there will be no diminution in the scope and quality of advisory services provided to the Fund as a result of the proposed transaction.

SHAREHOLDER VOTING REQUIREMENTS

     Along with the approval of the Board of Trustees of the Trust, including a majority of the Independent Trustees, the affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for the proposed transaction. "Majority" for this purpose, as permitted under the Investment Company Act, means the lesser of (i) 67% of the voting securities present at the Meeting if more than 50% of the outstanding voting securities are present, or
(ii) shares representing more than 50% of the outstanding shares. All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon. Proxies received prior to the Meeting on which no vote is indicated will be voted "for" each proposal as to which it is entitled to vote. Abstentions and broker non-votes (I.E., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominees do not have discretionary power) are considered present, for purposes of determining the percentage of shares present, but they are disregarded in calculating the percentages of votes cast in favor of or against a proposal by those "voting securities present" when the voting requirement is based on achieving a percentage of the voting securities present in person or by proxy at the Meeting. 40% of the outstanding shares entitled to vote on a proposal must be present in person or by proxy to have a quorum to conduct business at the Meeting. Abstentions and broker non-votes will count as votes present at the Meeting for quorum purposes.

     If, by the time scheduled for the Meeting, a quorum of shareholders of the Fund is not present or if a quorum is present but sufficient votes "for" the proposal have not been received, the persons named as proxies may propose one or more adjournments of the Meeting for a period or periods of not more than 120 days in the aggregate to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote all proxies in favor of adjournment that voted in favor of the proposal or that abstained. They will vote against such adjournment those proxies required to be voted against the proposal. Broker non-votes will be disregarded in the vote for adjournment.

     Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Secretary of the Trust at the Unity Fund's address noted above or in person at the time of the Meeting. To the knowledge of the Trust's management, before the close of business on May 25, 2001, the officers and Trustees of the Trust owned, as a group, less than 1% of the shares of the Fund. To the knowledge of the Trust's management, before the close of business on May 25, 2001, persons owning of record more than 5% of the outstanding shares of the Fund were as follows:

Name and Address                                         Percent of the Fund
----------------                                         -------------------

Oscar P. Jackson, IRA                                           8.21%
2479 Galdiolus Street
New Orleans, LA 70122

US Clearing Corp.                                              18.64%
26 Broadway
New York, NY 10004

ADDITIONAL INFORMATION ON THE TRUST AND LIBERTY

     The following is a list of the executive officers and Trustees of the Trust and their positions with the Trust. No Trust officer or Trustees occupies a position with Liberty.

                                                                   Position With
Name                        Position with Trust                       Liberty
----                        -------------------                       -------

Eric M. Banhazl*            President, Treasurer and Trustee           None
Walter M. Auch, Sr.         Trustee                                    None
Donald E. O'Connor          Trustee                                    None
George T. Wofford           Trustee                                    None
Thomas W. Marschel          Vice President                             None
Robert H. Wadsworth         Vice President                             None
Steven J. Paggioli          Vice President                             None
                            Secretary                                  None

----------
* Eric M. Banhazl is an interested Trustee with respect to the Trust. With the exception of transactions which are not related to the business or operation of the Trust and to which the Trust is not a party, no Trustee of the Trust has had any direct or indirect interest in any transaction with Liberty or any parent or subsidiary of Liberty. In addition, no Trustee has had such an interest in any proposed transaction with any of the above entities.

     Liberty's address is 6600 Plaza Drive, Suite 310, New Orleans, LA 70127. The names of the principal executive officers of Liberty are set forth below. The address for each, as it relates to his duties with the Liberty, is the same as that of Liberty.

Name                               Position with Liberty
----                               ---------------------

Alden J. McDonald, Jr.             President, Chief Executive Officer
Gregory M. St. Etienne             Executive Vice President
Edward A. Wood                     Senior Vice President, Credit Administration

     The address of Lomax is 6564 Loisdale Court, Suite 310, Springfield, VA 22150. The names of the principal executive officers of Lomax are set forth below. The address for each, as it relates to his duties with Lomax, is the same as that of Lomax.

Name                               Position with Lomax
----                               -------------------

Randall R. Eley                    President, Chief Investment Officer
Dena L. Hudgins                    Vice President of Administration
Phillip A. Titzer                  Vice President of Investment Operations

GENERAL INFORMATION

     The Trust will request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares of the Unity Fund held of record by such persons. Liberty may reimburse such broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation. In addition to the solicitation of proxies by mail, officers and employees of the Trust or Liberty, without additional compensation, may solicit proxies in person or by telephone. The costs associated with such solicitation and the Meeting will not be borne by shareholders of the Unity Fund or the Trust

     The Distributor for both the Unity Fund and the Lomax Fund is First Fund Distributors, Inc., 4455 E. Camelback Road, Suite 261E, Phoenix, AZ 85018. The transfer and dividend disbursing agent for the Unity Fund is American Data Services, Inc, P.O. Box 5536, Hauppauge, NY 11788-0132. The transfer and dividend disbursing agent for the Lomax Fund is ICA Fund Services Corp., 4455 E. Camelback Road., Suite 261E, Phoenix, AZ 85018.

     The persons named in the accompanying proxy will vote in each case as directed in the proxy, but in the absence of such direction, they intend to vote FOR Proposal No. 1 and may vote in their discretion with respect to other matters not now known to the Board of Trustees that may be presented to the Meeting.

OTHER MATTERS TO COME BEFORE THE MEETING

     The Trust's management does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

SHAREHOLDER PROPOSALS

     The Meeting is a special meeting of shareholders. The Trust is not required to, nor does it intend to, hold regular annual meetings of its shareholders. If such an annual meeting is called, any shareholder who wishes to submit a proposal for consideration at the meeting should submit the proposal or notice of the proposal, if the shareholder chooses not to include the proposal in the Trust's proxy materials, to the Trust within a reasonable time prior to the Trust printing and mailing its proxy materials in accordance with, respectively, Rule 14a-8 or Rule 14a-4(c) under the Securities Exchange Act of 1934.

REPORTS TO SHAREHOLDERS

     The Unity Fund will furnish on request, without charge, a copy of the most recent Annual Report to Shareholders. Requests for such reports should be directed to the Trust at the address set forth on the first page of this statement or by calling 1-888-229-2105.

IN ORDER THAT THE PRESENCE OF A QUORUM AT THE MEETING MAY BE ASSURED, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

Connie Hart, Secretary

Phoenix, AZ
June 11, 2001

                                                                       EXHIBIT A
                              ADVISORS SERIES TRUST
                          INVESTMENT ADVISORY AGREEMENT

                             THE EDGAR LOMAX COMPANY

     THIS INVESTMENT ADVISORY AGREEMENT is made as of the 26th day of September, 1997, by and between ADVISORS SERIES TRUST, a Delaware business trust (hereinafter called the "Trust"), on behalf of the following series of the Trust, EDGAR LOMAX VALUE FUND (the "Fund") and THE EDGAR LOMAX COMPANY, a Delaware corporation (hereinafter called the "Advisor").

                                   WITNESSETH:

     WHEREAS, the Trust is an open-end management investment company, registered as such under the Investment Company Act of 1940 (the "Investment Company Act"); and

     WHEREAS, the Fund is a series of the Trust having separate assets and liabilities; and

     WHEREAS, the Advisor is registered as an investment adviser under the Investment Advisers Act of 1940 (or is exempt from registration) and is engaged in the business of supplying investment advice as an independent contractor; and

     WHEREAS, the Trust desires to retain the Advisor to render advice and services to the Fund pursuant to the terms and provisions of this Agreement, and the Advisor desires to furnish said advice and services;

     NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties to this Agreement, intending to be legally bound hereby, mutually agree as follows:

     1. APPOINTMENT OF ADVISOR. The Trust hereby employs the Advisor and the Advisor hereby accepts such employment, to render investment advice and related services with respect to the assets of the Fund for the period and on the terms set forth in this Agreement, subject to the supervision and direction of the Trust's Board of Trustees.

     2. DUTIES OF ADVISOR.

          (a) GENERAL DUTIES. The Advisor shall act as investment adviser to the Fund and shall supervise investments of the Fund on behalf of the Fund in accordance with the investment objectives, policies and restrictions of the Fund as set forth in the Fund's and Trust's governing documents, including, without limitation, the Trust's Agreement and Declaration of Trust and By-Laws; the Fund's prospectus, statement of additional information and undertakings; and such other limitations, policies and procedures as the Trustees may reasonably impose from time to time in writing to the Advisor. In providing such services, the Advisor shall at all times adhere to the provisions and restrictions contained in the federal securities laws, applicable state securities laws, the Internal Revenue Code, the Uniform Commercial Code and other applicable law.

          Without limiting the generality of the foregoing, the Advisor shall:
(1) furnish the Fund with advice and recommendations with respect to the investment of the Fund's assets and the purchase and sale of portfolio securities for the Fund, including the taking of such steps as may be necessary to implement such advice and recommendations (i.e., placing the orders); (II) manage and oversee the investments of the Fund, subject to the ultimate supervision and direction of the Trust's Board of Trustees; (III) vote proxies for the Fund, file ownership reports under Section 13 of the Securities Exchange Act of 1934 for the Fund, and take other actions on behalf of the Fund; (IV) maintain the books and records required to be maintained by the Fund except to the extent arrangements have been made for such books and records to be maintained by the administrator or another agent of the Fund; (V) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of the Fund's assets which the Fund's administrator or distributor or the officers of the Trust may reasonably request; and (VI) render to the Trust's Board of Trustees such periodic and special reports with respect to each Fund's investment activities as the Board may reasonably request, including at least one in-person appearance annually before the Board of Trustees.

          (b) BROKERAGE. The Advisor shall be responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for negotiation of brokerage commission rates, provided that the Advisor shall not direct orders to an affiliated person of the Advisor without general prior authorization to use such affiliated broker or dealer by the Trust's Board of Trustees. The Advisor's primary consideration in effecting a securities transaction will be execution at the most favorable price in relation to the quality and level of service provided by the broker-dealer. In selecting a broker-dealer to execute each particular transaction, the Advisor may take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. The price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

          Subject to such policies as the Board of Trustees of the Trust may determine, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Advisor an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Advisor's overall responsibilities with respect to the Trust. The Advisor is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the Advisor, or any affiliate of either. Such allocation shall be in such amounts and proportions as the Advisor shall determine, and the Advisor shall report on such allocations regularly to the Trust, indicating the broker-dealers to whom such allocations have been made and the basis therefor. The Advisor is also authorized to consider sales of shares as a factor in the selection of brokers or dealers to execute portfolio transactions, subject to the requirements of best execution, I.E., that such brokers or dealers are able to execute the order promptly and at the best obtainable securities price.

          On occasions when the Advisor deems the purchase or sale of a security to be in the best interest of the Fund as well as of other clients, the Advisor, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Advisor in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

     3. REPRESENTATIONS OF THE ADVISOR.

          (a) The Advisor shall use its best judgment and efforts in rendering the advice and services to the Fund as contemplated by this Agreement.

          (b) The Advisor shall maintain all licenses and registrations necessary to perform its duties hereunder in good order.

          (c) The Advisor shall conduct its operations at all times in conformance with the Investment Advisers Act of 1940, the Investment Company Act of 1940, and any other applicable state and/or self-regulatory organization regulations.

          (d) The Advisor shall maintain errors and omissions insurance in an amount at least equal to that disclosed to the Board of Trustees in connection with their approval of this Agreement.

     4. INDEPENDENT CONTRACTOR. The Advisor shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized to do so, have no authority to act for or represent the Trust or the Fund in any way, or in any way be deemed an agent for the Trust or for the Fund. It is expressly understood and agreed that the services to be rendered by the Advisor to the Fund under the provisions of this Agreement are not to be deemed exclusive, and the Advisor shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

     5. ADVISOR'S PERSONNEL. The Advisor shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Advisor shall be deemed to include persons employed or retained by the Advisor to furnish statistical information, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Advisor or the Trust's Board of Trustees may desire and reasonably request.

     6. EXPENSES.

          (a) With respect to the operation of the Fund, the Advisor shall be responsible for (I) providing the personnel, office space and equipment reasonably necessary for the operation of the Fund, (II) the expenses of printing and distributing extra copies of the Fund's prospectus, statement of additional information, and sales and advertising materials (but not the legal, auditing or accounting fees attendant thereto) to prospective investors (but not to existing shareholders), and (III) the costs of any special Board of Trustees meetings or shareholder meetings convened for the primary benefit of the Advisor. If the Advisor has agreed to limit the operating expenses of the Fund, the Advisor shall also be responsible on a monthly basis for any operating expenses that exceed the agreed upon expense limit.

          (b) The Fund is responsible for and has assumed the obligation for payment of all of its expenses, other than as stated in Subparagraph 6(a) above, including but not limited to: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Fund including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the Investment Company Act; taxes, if any; a pro rata portion of expenditures in connection with meetings of the Fund's shareholders and the Trust's Board of Trustees that are properly payable by the Fund; salaries and expenses of officers and fees and expenses of members of the Trust's Board of Trustees or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Advisor; insurance premiums on property or personnel of each Fund which-inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Fund or other communications for distribution to existing shareholders; legal, auditing and accounting fees; trade association dues; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under federal and applicable state and foreign securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder record keeping, dividend disbursing, redemption, and other agents for the benefit of the Fund, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as herein otherwise prescribed.

          (c) The Advisor may voluntarily absorb certain Fund expenses or waive the Advisor's own advisory fee.

          (d) To the extent the Advisor incurs any costs by assuming expenses which are an obligation of a Fund as set forth herein, the Fund shall promptly reimburse the Advisor for such costs and expenses, except to the extent the Advisor has otherwise agreed to bear such expenses. To the extent the services for which a Fund is obligated to pay are performed by the Advisor, the Advisor shall be entitled to recover from such Fund to the extent of the Advisor's actual costs for providing such services. In determining the Advisor's actual costs, the Adyisor may take into account an allocated portion of the salaries and overhead of personnel performing such services.

     7. INVESTMENT ADVISORY AND MANAGEMENT FEE.

          (a) The Fund shall pay to the Advisor, and the Advisor agrees to accept, as full compensation for all investment management and advisory services furnished or provided to such Fund pursuant to this Agreement, an annual management fee at the rate set forth in Schedule A to this Agreement.

          (b) The management fee shall be accrued daily by the Fund and paid to the Advisor on the first business day of the succeeding month.

          (c) The initial fee under this Agreement shall be payable on the first business day of the first month following the effective date of this Agreement and shall be prorated as set forth below. If this Agreement is terminated prior to the end of any month, the fee to the Advisor shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within ten (10) days after the date of termination.

          (d) The fee payable to the Advisor under this Agreement will be reduced to the extent of any receivable owed by the Advisor to the Fund and as required under any expense limitation applicable to a Fund.

          (e) The Advisor voluntarily may reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses which are the responsibility of the Fund under this Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Advisor hereunder or to continue future payments. Any such reduction will be agreed to prior to accrual of the related expense or fee and will be estimated daily and reconciled and paid on a monthly basis.

          (f) Any such reductions made by the Advisor in its fees or payment of expenses which are the Fund's obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years, but is permitted to look back five years and four years, respectively, during the initial six years and seventh year of the Fund's operations. Any such reimbursement is also contingent upon Board of Trustees review and approval at time the reimbursement is made. Such reimbursement may not be paid prior to the Fund's payment of current ordinary operating expenses.

          (g) The Advisor may agree not to require payment of any portion of the compensation or reimbursement of expenses otherwise due to it pursuant to this Agreement. Any such agreement shall be applicable only with respect to the specific items covered thereby and shall not constitute an agreement not to require payment of any future compensation or reimbursement due to the Advisor hereunder.

     8. NO SHORTING: NO BORROWING. The Advisor agrees that neither it nor any of its officers or employees shall take any short position in the shares of the Fund. This prohibition shall not prevent the purchase of such shares by any of the officers or employees of the Advisor or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the Investment Company Act. The Advisor agrees that neither it nor any of its officers or employees shall borrow from the Fund or pledge or use the Fund's assets in connection with any borrowing not directly for the Fund's benefit. For this purpose, failure to pay any amount due and payable to the Fund for a period of more than thirty (30) days shall constitute a borrowing.

     9. CONFLICTS WITH TRUST'S GOVERNING DOCUMENTS AND APPLICABLE LAWS. Nothing herein contained shall be deemed to require the Trust or the Fund to take any action contrary to the Trust's Agreement and Declaration of Trust, By-Laws, or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of the Trust of its responsibility for and control of the conduct of the affairs of the Trust and Funds. In this connection, the Advisor acknowledges that the Trustees retain ultimate plenary authority over the Fund and may take any and all actions necessary and reasonable to protect the interests of shareholders.

     10. REPORTS AND ACCESS. The Advisor agrees to supply such information to the Fund's administrator and to permit such compliance inspections by the Fund's administrator as shall be reasonably necessary to permit the administrator to satisfy its obligations and respond to the reasonable requests of the Trustees.

     11. ADVISOR'S LIABILITIES AND INDEMNIFICATION.

          (a) The Advisor shall have responsibility for the accuracy and completeness (and liability for the lack thereof) of the statements in the Fund's offering materials (including the prospectus, the statement of additional information, advertising and sales materials), except for information supplied by the administrator or the Trust or another third party for inclusion therein.

          (b) The Advisor shall be liable to the Fund for any loss (including brokerage charges) incurred by the. Fund as a result of any improper investment made by the Advisor.

          (c) In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Advisor, neither the Advisor nor any of its officers, directors or employees shall be subject to liability to the Trust or the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund.

          (d) Each party to this Agreement shall indemnify and hold harmless the other party and the shareholders, directors, officers and employees of the other party (any such person, an "Indemnified Party") against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) arising out of the Indemnified Party's performance or non-performance of any duties under this Agreement provided, however, that nothing herein shall be deemed to protect any Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties under this Agreement.

          (e) No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust, or officer of the Advisor, from liability in violation of Sections 17(h) and (i) of the Investment Company Act.

     12. NON-EXCLUSIVITY: TRADING FOR ADVISOR'S OWN ACCOUNT. The Trust's employment of the Advisor is not an exclusive arrangement. The Trust may from time to time employ other individuals or entities to furnish it with the services provided for herein. Notwithstanding the foregoing, however, the employment of the Advisor by the Trust shall constitute an exclusive arrangement with respect to the furnishing of investment advice to the Fund as herein provided. Likewise, the Advisor may act as investment adviser for any other person, and shall not in any way be limited or restricted from buying, selling or trading any securities for its or their own accounts or the accounts of others for whom it or they may be acting, provided, however, that the Advisor expressly represents that it will undertake no activities which will adversely affect the performance of its obligations to the Fund under this Agreement; and provided further that the Advisor will adhere to a code of ethics governing employee trading and trading for proprietary accounts that conforms to the requirements of the Investment Company Act and the Investment Advisers Act of 1940 and has been approved by the Trust' Board of Trustees.

     13. TERM.

          (a) This Agreement shall become effective at the time the Fund commences operations pursuant to an effective amendment to the Trust's Registration Statement under the Securities Act of 1933 and shall remain in effect for a period of two (2) years, unless sooner terminated as hereinafter provided. This Agreement shall continue in effect thereafter for additional periods not exceeding one (1) year so long as such continuation is approved for the Fund at least annually by (1) the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Fund and (II) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval. The terms "majority of the outstanding voting securities" and interested persons" shall have the meanings as set forth in the Investment Company Act.

          (b) The Fund may use the name of the fund or any name derived from or using the name of the advisor only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect. Within sixty (60) days from such time as this Agreement shall no longer be in effect, the Fund shall cease to use such a name or any other name connected with the Advisor.

     14. TERMINATION: NO ASSIGNMENT.

          (a) This Agreement may be terminated by the Trust on behalf of the Fund at any time without payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund, upon sixty (60) days' written notice to the Advisor, and by the Advisor upon sixty (60) days' written notice to the Fund. In the event of a termination, the Advisor shall cooperate in the orderly transfer of the Fund's affairs and, at the request of the Board of Trustees, transfer any and all books and records of the Fund maintained by the Advisor on behalf of the Fund.

          (b) This Agreement shall terminate automatically in the event of any transfer or assignment thereof, as defined in the Investment Company Act.

     15. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

     16. CAPTIONS. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

     17. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Arizona without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the Investment Company Act and the Investment Advisors Act of 1940 and any rules and regulations promulgated thereunder.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all on the day and year first above written.

ADVISORS SERIES TRUST                        THE EDGAR LOMAX COMPANY
on behalf of
EDGAR LOMAX VALUE FUND


By: /s/ Robert H. Wadsworth                   By: /s/ Randall R. Eley
    ------------------------------                ------------------------------
    Robert H. Wadsworth                           Randall R. Eley
    Vice President                                President

As amended June 7, 1999

                                                                      Schedule A


SERIES OR FUND OF ADVISORS SERIES TRUST              ANNUAL FEE RATE
---------------------------------------              ---------------

Edgar Lomax Value Fund                               1.00% of average net assets

                                      PROXY

                                   UNITY FUND

                         SPECIAL MEETING OF SHAREHOLDERS
                                  JULY 20, 2001

                 SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF
                              ADVISORS SERIES TRUST

The undersigned hereby appoints Thomas W. Marschel and Kevin Myers and each of them, as proxies of the undersigned, each with the power to appoint his substitute, for the Special Meeting of Shareholders of Unity Fund (the "Fund"), a series of Advisors Series Trust (the "Trust"), to be held on July 20, 2001 at the offices of the Trust, 4455 E. Camelback Road, Suite 261E, Phoenix, AZ 85018, or at any and all adjournments thereof (the "Meeting"), to vote, as designated below, all shares of the Fund, held by the undersigned at the close of business on May 25, 2001. Capitalized terms used without definition have the meanings given to them in the accompanying Proxy Statement.

A SIGNED PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL LISTED BELOW UNLESS YOU HAVE SPECIFIED OTHERWISE. PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY. YOU MAY VOTE ONLY IF YOU HELD SHARES IN THE FUND AT THE CLOSE OF BUSINESS ON MAY 25 2001. YOUR SIGNATURE AUTHORIZES THE PROXIES TO VOTE IN THEIR DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING, INCLUDING WITHOUT LIMITATION ALL MATTERS INCIDENT TO THE CONDUCT OF THE MEETING

To approve the merger of the Fund into the Edgar Lomax Value Fund series of the Trust.

               FOR [  ]          AGAINST [  ]          ABSTAIN [  ]



                                              ---------------------------------
                                              Signature

                                              ---------------------------------
                                              Title (if applicable)

                                              ---------------------------------
                                              Signature (if held jointly)

                                              ---------------------------------
                                              Title (if applicable)

                                              Please sign exactly as name or
                                              names appear on your shareholder
                                              account statement. When signing as
                                              attorney, trustee, executor,
                                              administrator, custodian, guardian
                                              or corporate officer, please give
                                              full title. If shares are held
                                              jointly, each shareholder should
                                              sign.